                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 1998

                           AMERICAN VANTAGE COMPANIES
             (Exact name of registrant as specified in its charter)

         Nevada                      0-10061                    04-2709807
(State or Other Jurisdiction  (Commission File Number)   (IRS Employer Ident. No.)
   of Incorporation)

            6787 West Tropicana, Suite 200, Las Vegas, Nevada    89103
                    (Address of Principal Executive Offices)   (Zip Code)

                                 (702) 227-9800
               Registrant's telephone number, including area code

Item 5.   Other Events.

          On March 20, 1998 the Board of Directors of American Vantage Companies, a Nevada corporation (the "Registrant"), authorized the expenditure of up to $2,000,000 to repurchase the Registrant's common stock (the "Repurchase Program").

          The Company announced no date for completing the Repurchase Program, but will purchase shares subject to applicable securities laws and at times and in amounts as management deems appropriate. In the Repurchase Program, shares may be purchased in open market or privately negotiated transactions, with the timing and terms of such purchases to be determined by management based on market conditions.

Item 7.   Exhibits.

          99.1      Press Release of American Vantage Companies, dated March
20, 1998.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AMERICAN VANTAGE COMPANIES
                                        (Registrant)

                                        By: /s/ Ronald J. Tassinari
                                            ---------------------------
                                            Ronald J. Tassinari
                                            President

Date: April 3, 1998

                                 EXHIBIT INDEX

Exhibit No.                       Description

  99.1              Press Release of American Vantage Companies, dated March 20, 1998.

                                      -3-